UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 3, 2016

Weyland Tech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

138 Queens Road Central
V. Heun Building, 11/F, Central
Hong Kong HKSAR
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	+852 9316 6780

                   N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS TO BE INCLUDED IN THIS REPORT

Item 7.01.  Regulation FD Disclosure

On February 3, 2016, Weyland Tech Inc. issued a press release providing shareholder updates on recent events including:

·

Signed a Software Licensing Agreement ("SLA") with Info Zone Development Limited ("Info Zone") to provide a 'white label' roll-out of the Company's CreateApp platform in the Hong Kong and China market Acquiring Technoprenuers Resource Centre Private Limited through a stock acquisition,

·

Signed an exclusive Software Licensing Agreement ("SLA") with Silver Ridge-Tangerine Sdn Bhd ("Silver Ridge") to provide a 'white label' roll-out of the Company's CreateApp platform in Malaysia.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.  Exhibits.  Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued February 3, 2016 by Weyland Tech Inc.* * This exhibit is intended to be furnished and shall not be deemed "filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYLAND TECH INC.

Dated: February 3, 2016	By: /s/ Brent Y. Suen
Name: Brent Y. Suen
Title: President & CEO